DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

Although the Distributed Materials have been sent to you by Wachovia Securities, and not the issuer of the securities, the Information is based on information furnished by the issuer of the securities and its affiliates and other third parties, the accuracy and completeness of which has not been verified by Wachovia Securities or any other person. Further, numerous assumptions were used in preparing the Distributed Materials, which assumptions may not be reflected in the Distributed Materials or the Hypothetical Performance Data. Any weighted average lives, yields, principal payment periods and other information shown in the Hypothetical Performance Data will be based on various assumptions, and changes in such assumptions may dramatically affect such weighted average lives, yields, principal payment periods and other information. Neither Wachovia Securities nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets, payments or yield on the securities or other assumptions used in generating the Hypothetical Performance Data. Further, the specific characteristics of the actual securities may differ from those shown in the Information due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Information and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. As such, no assurance can be given as to the Information's accuracy, appropriateness or completeness in any particular context; nor as to whether the Information and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify Wachovia Securities immediately by telephone and return the original to the sending party by electronic mail.

Wachovia Mortgage Loan Trust 2005-WMC1

                                BREAKEVEN LOSSES

Forward Libor
----------------------------------------------------------------------------------------------------------------------------------
Class                     M-1       M-2        M-3        M-4       M-5        M-6       M-7        M-8        M-9        M-11
Rating (S&P / Moody's) AA+ / Aa1 AA+ / Aa2   AA / Aa3   AA / A1   AA / A2    A+ / A3  A+ / Baa1  A / Baa2  BBB+ / Baa3 BBB- / Ba2
----------------------------------------------------------------------------------------------------------------------------------
Break-Even CDR          31.731     25.398     21.761    19.300     16.848    14.860     12.729    11.256      9.856      7.920
Collateral Loss %       22.13%     19.15%     17.21%    15.79%     14.28%    12.97%     11.48%    10.39%      9.31%      7.73%

Forward Libor + 100 bps
----------------------------------------------------------------------------------------------------------------------------------
Class                     M-1       M-2        M-3        M-4       M-5        M-6       M-7        M-8        M-9        M-11
Rating (S&P / Moody's) AA+ / Aa1 AA+ / Aa2   AA / Aa3   AA / A1   AA / A2    A+ / A3  A+ / Baa1  A / Baa2  BBB+ / Baa3 BBB- / Ba2
----------------------------------------------------------------------------------------------------------------------------------

Break-Even CDR          30.949     24.61      20.973    18.517     16.077    14.097     11.976    10.513      9.125      7.242
Collateral Loss %       21.78%     18.74%     16.77%    15.32%     13.78%    12.45%     10.93%     9.83%      8.73%      7.15%

Forward Libor + 200 bps
----------------------------------------------------------------------------------------------------------------------------------
Class                     M-1       M-2        M-3        M-4       M-5        M-6       M-7        M-8        M-9        M-11
Rating (S&P / Moody's) AA+ / Aa1 AA+ / Aa2   AA / Aa3   AA / A1   AA / A2    A+ / A3  A+ / Baa1  A / Baa2  BBB+ / Baa3 BBB- / Ba2
----------------------------------------------------------------------------------------------------------------------------------

Break-Even CDR          30.051     23.703     20.071    17.622     15.192    13.222     11.115     9.664      8.298      6.471
Collateral Loss %       21.38%     18.27%     16.25%    14.77%     13.20%    11.84%     10.29%     9.16%      8.05%      6.48%

Assumptions:
1)    Cash Flows run at the Pricing Speed to Maturity
2)    Forward LIBOR
3)    Triggers are failing after the Stepdown Date
4)    40% Loss Severity
5)    12 month Liquidation Lag
6)    Defaults are in addition to Prepayments
7)    Servicer advances 100% of principal and interest until liquidation
8) "Break-Even CDR" is the Constant Default Rate that creates the first dollar of principal loss on the related Class


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                     Forward LIBOR

                      [LINE CHART]

          Period     1 mo LIBOR      6 mo LIBOR
             1         3.78938        4.01000
             2         3.87705        4.07352
             3         3.96722        4.12444
             4         4.06625        4.16357
             5         4.03482        4.18678
             6         4.05912        4.21946
             7         4.14021        4.24485
             8         4.16613        4.26193
             9         4.19266        4.27715
            10         4.21450        4.28769
            11         4.22332        4.30634
            12         4.23101        4.31504
            13         4.25005        4.32132
            14         4.25682        4.32785
            15         4.26162        4.33416
            16         4.32408        4.33955
            17         4.26978        4.33511
            18         4.27296        4.34130
            19         4.28488        4.34707
            20         4.28928        4.35116
            21         4.29292        4.35585
            22         4.29802        4.35897
            23         4.30109        4.37363
            24         4.30326        4.37670
            25         4.30866        4.37998
            26         4.31099        4.38629
            27         4.31269        4.39115
            28         4.37313        4.39758
            29         4.32210        4.39550
            30         4.32506        4.40226
            31         4.33939        4.41010
            32         4.34387        4.41801
            33         4.34890        4.42495
            34         4.35904        4.43173
            35         4.36376        4.44959
            36         4.36861        4.45618
            37         4.38178        4.46252
            38         4.38605        4.47192
            39         4.39003        4.48066
            40         4.45648        4.49079
            41         4.40471        4.49176
            42         4.41065        4.50256
            43         4.43116        4.51437
            44         4.43864        4.52278
            45         4.44680        4.53200
            46         4.46061        4.54254
            47         4.46579        4.55309
            48         4.47227        4.56358
            49         4.48444        4.57482
            50         4.49250        4.58294
            51         4.50393        4.59065
            52         4.52426        4.59855
            53         4.52942        4.60287
            54         4.53358        4.60925
            55         4.53565        4.61741
            56         4.53717        4.62636
            57         4.54086        4.63683
            58         4.55260        4.64855
            59         4.56094        4.65730
            60         4.57206        4.66766
            61         4.59076        4.67349
            62         4.59548        4.67800
            63         4.60013        4.68265
            64         4.60478        4.69166
            65         4.61001        4.69847
            66         4.61326        4.70886
            67         4.61842        4.71770
            68         4.62259        4.72499
            69         4.64541        4.73470
            70         4.64997        4.73937
            71         4.65517        4.74497
            72         4.66032        4.75536
            73         4.66509        4.76201
            74         4.67123        4.77094
            75         4.67556        4.78102
            76         4.68101        4.78948
            77         4.70567        4.79780
            78         4.71048        4.80540
            79         4.71619        4.81113
            80         4.72223        4.81991
            81         4.72765        4.83106
            82         4.73253        4.83907
            83         4.73879        4.85035
            84         4.74489        4.85841
            85         4.76993        4.86549
            86         4.77528        4.87108
            87         4.77999        4.87664
            88         4.78614        4.88101
            89         4.79095        4.89105
            90         4.79437        4.89896
            91         4.80019        4.90824
            92         4.80531        4.91753
            93         4.81043        4.92565
            94         4.83385        4.93328
            95         4.83976        4.94000
            96         4.84459        4.94382
            97         4.84983        4.94681
            98         4.85441        4.95672
            99         4.85853        4.96333
           100         4.86402        4.97135
           101         4.86876        4.98025
           102         4.87206        4.98810
           103         4.89611        4.99624
           104         4.90087        5.00244
           105         4.90525        5.00639
           106         4.91022        5.01034
           107         4.91452        5.01965
           108         4.91879        5.02650
           109         4.92336        5.03218
           110         4.92792        5.04087
           111         4.93193        5.04770
           112         4.95333        5.05536
           113         4.95877        5.06006
           114         4.96171        5.06496
           115         4.96724        5.07145
           116         4.97086        5.07763
           117         4.97530        5.08492
           118         4.97961        5.09315
           119         4.98391        5.10021
           120         4.98891        5.10681
           121         5.00855        5.11471
           122         5.01296        5.11880
           123         5.01781        5.12247
           124         5.02195        5.13105
           125         5.02609        5.13634
           126         5.03051        5.14320
           127         5.03494        5.15181
           128         5.03865        5.15708
           129         5.05710        5.16493
           130         5.06111        5.16789
           131         5.06510        5.17178
           132         5.06891        5.17928
           133         5.07231        5.18259
           134         5.07726        5.18754
           135         5.08006        5.19490
           136         5.08393        5.19928
           137         5.10026        5.20369
           138         5.10204        5.20873
           139         5.10609        5.21298
           140         5.10879        5.21715
           141         5.11233        5.22306
           142         5.11514        5.22663
           143         5.11951        5.23099
           144         5.12278        5.23663
           145         5.13459        5.23834
           146         5.13755        5.24072
           147         5.13905        5.24384
           148         5.14154        5.24549
           149         5.14377        5.24802
           150         5.14486        5.25280
           151         5.14802        5.25670
           152         5.15065        5.25894
           153         5.15267        5.26348
           154         5.16098        5.26530
           155         5.16360        5.26898
           156         5.16477        5.26913
           157         5.16583        5.26868
           158         5.16769        5.27226
           159         5.16880        5.27370
           160         5.17145        5.27471
           161         5.17231        5.27769
           162         5.17249        5.27935
           163         5.18051        5.28208
           164         5.17991        5.28347
           165         5.18100        5.28409
           166         5.18140        5.28427
           167         5.18258        5.28703
           168         5.18339        5.28673
           169         5.18459        5.28609
           170         5.18504        5.28828
           171         5.18542        5.28801
           172         5.18843        5.28843
           173         5.18836        5.28899
           174         5.18774        5.28913
           175         5.18900        5.29106
           176         5.18840        5.28992
           177         5.18891        5.28998
           178         5.18905        5.29047
           179         5.18920        5.28989
           180         5.19009        5.28887
           181         5.18819        5.28850
           182         5.18833        5.28754
           183         5.18844        5.28643
           184         5.18780        5.28758
           185         5.18756        5.28623
           186         5.18620        5.28651
           187         5.18707        5.28776
           188         5.18645        5.28620
           189         5.18731        5.28550
           190         5.18593        5.28547
           191         5.18462        5.28475
           192         5.18441        5.28595
           193         5.18324        5.28315
           194         5.18320        5.28227
           195         5.18277        5.28123
           196         5.18233        5.28132
           197         5.18265        5.27887
           198         5.18035        5.27969
           199         5.18107        5.28026
           200         5.18030        5.27851
           201         5.17849        5.27896
           202         5.17693        5.27721
           203         5.17673        5.27678
           204         5.17613        5.27746
           205         5.17517        5.27463
           206         5.17568        5.27282
           207         5.17396        5.27288
           208         5.17378        5.27106
           209         5.17354        5.26873
           210         5.17146        5.26896
           211         5.16915        5.26896
           212         5.16786        5.26759
           213         5.16749        5.26786
           214         5.16637        5.26613
           215         5.16671        5.26525
           216         5.16518        5.26482
           217         5.16411        5.26202
           218         5.16409        5.26071
           219         5.16259        5.25934
           220         5.16224        5.25803
           221         5.15784        5.25562
           222         5.15607        5.25570
           223         5.15595        5.25535
           224         5.15504        5.25507
           225         5.15412        5.25378
           226         5.15288        5.25157
           227         5.15235        5.25148
           228         5.15144        5.24855
           229         5.15088        5.24471
           230         5.14930        5.24453
           231         5.14395        5.24170
           232         5.14362        5.24051
           233         5.14214        5.23981
           234         5.14009        5.23908
           235         5.14123        5.23868
           236         5.13867        5.23754
           237         5.13809        5.23540
           238         5.13738        5.23259
           239         5.13593        5.23196
           240         5.13494        5.22960
           241         5.12885        5.22577
           242         5.12773        5.22553
           243         5.12629        5.22383
           244         5.12555        5.22284
           245         5.12439        5.22160
           246         5.12226        5.22021
           247         5.12263        5.22037
           248         5.12078        5.21734
           249         5.12007        5.21559
           250         5.11895        5.21425
           251         5.11298        5.21195
           252         5.11255        5.21009
           253         5.11034        5.20901
           254         5.10969        5.20722
           255         5.10893        5.20525
           256         5.10744        5.20467
           257         5.10641        5.20173
           258         5.10427        5.20058
           259         5.10431        5.20047
           260         5.10286        5.19760
           261         5.09825        5.19556
           262         5.09582        5.19508
           263         5.09518        5.19393
           264         5.09444        5.19443
           265         5.09263        5.19104
           266         5.09196        5.18931
           267         5.09088        5.18682
           268         5.08979        5.18578
           269         5.08942        5.18227
           270         5.08654        5.18207
           271         5.08187        5.18085
           272         5.08050        5.17921
           273         5.07980        5.17915
           274         5.07840        5.17712
           275         5.07838        5.17589
           276         5.07657        5.17498
           277         5.07523        5.17117
           278         5.07487        5.16942
           279         5.07309        5.16831
           280         5.07233        5.16602
           281         5.06671        5.16329
           282         5.06461        5.16356
           283         5.06471        5.16342
           284         5.06400        5.16150
           285         5.06258        5.16178
           286         5.06126        5.15920
           287         5.06092        5.15928
           288         5.05949        5.15613
           289         5.05814        5.15254
           290         5.05741        5.15219
           291         5.05149        5.14955
           292         5.05151        5.14747
           293         5.04970        5.14736
           294         5.04775        5.14643
           295         5.04918        5.14653
           296         5.04633        5.14498
           297         5.04576        5.14319
           298         5.04443        5.14083
           299         5.04376        5.14063
           300         5.04273        5.13761
           301         5.03751        5.13368
           302         5.03611        5.13407
           303         5.03481        5.13224
           304         5.03448        5.13106
           305         5.03304        5.13044
           306         5.03107        5.12901
           307         5.03181        5.12779
           308         5.02970        5.12663
           309         5.02910        5.12478
           310         5.02831        5.12208
           311         5.02240        5.12165
           312         5.02142        5.12014
           313         5.02037        5.11788
           314         5.01932        5.11775
           315         5.01797        5.11614
           316         5.01728        5.11560
           317         5.01620        5.11246
           318         5.01452        5.11095
           319         5.01420        5.11048
           320         5.01282        5.10770
           321         5.00822        5.10569
           322         5.00600        5.10533
           323         5.00536        5.10417
           324         5.00463        5.10470
           325         5.00287        5.10135
           326         5.00220        5.09904
           327         5.00113        5.09657
           328         5.00007        5.09557
           329         4.99969        5.09202
           330         4.99654        5.09191
           331         4.99220        5.09158
           332         4.99085        5.08970
           333         4.99046        5.08996
           334         4.98869        5.08786
           335         4.98801        5.08690
           336         4.98693        5.08621
           337         4.98552        5.08221
           338         4.98545        5.07952
           339         4.98332        5.07890
           340         4.98256        5.07632
           341         4.97711        5.07324
           342         4.97464        5.07380
           343         4.97466        5.07386
           344         4.97327        5.07220
           345         4.97254        5.07208
           346         4.97111        5.06926
           347         4.97103        5.06714
           348         4.96921        5.06623
           349         4.96786        5.06233
           350         4.96725        5.06049
           351         4.96080        5.05938
           352         4.96008        5.05779
           353         4.95897        5.05580
           354         4.95686        5.05611
           355         4.95686        5.05586
           356         4.95607        5.05307
           357         4.95460        5.05256
           358         4.95324        5.04990
           359         4.95281        5.04994
           360         4.95118        5.04675